SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2004

                                    PDI, INC.
             (Exact name of Registrant as specified in its charter)

              DELAWARE                     0-24249                22-2919486
  (State or other jurisdiction of      (Commission File         (IRS Employer
           incorporation)                   Number)          Identification No.)

         10 Mountainview Road,
        Upper Saddle River, NJ                                      07458
(Address of principal executive office)                           (Zip Code)

                                 (201) 258-8450
               Registrant's telephone number, including area code:

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

On January 20, 2004, the Company issued a press release announcing its intent to terminate its sales, marketing and distribution agreement with Xylos Corporation. The full text of the press release is set forth as Exhibit 99.1 attached hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

Exhibit 99.1 Press Release of PDI, Inc. dated January 20, 2004.

                                  * * * * * * *

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PDI, INC.


                                        By:  /s/ Charles T. Saldarini
                                           -------------------------------------
                                           Charles T. Saldarini, Vice Chairman
                                            and Chief Executive Officer

Date: January 20, 2004